 UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2025

BlackRock TCP Capital Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000
Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 566-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCPC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 16, 2025, BCIC Merger Sub, LLC (the “Company”), a Delaware limited liability company and a wholly owned subsidiary of BlackRock TCP Capital Corp., a Delaware corporation, entered into a Ninth Amendment (the “Amendment”), by and among the Company, as borrower, MBS Group Holdings Inc., a Delaware corporation, as a subsidiary guarantor, the lenders party thereto (collectively, the “Lenders”) and Citibank, N.A., as administrative agent, which amends that certain Second Amended and Restated Senior Secured Revolving Credit Facility, dated as of February 19, 2016 (as amended, restated, amended and restated, supplemented or otherwise and in effect immediately prior to the effectiveness of the Amendment, the “Revolving Credit Facility”). The Amendment, among other things, permits the acquisition by BlackRock Inc., a Delaware corporation, directly or indirectly, of all of the business and assets of HPS Group Adviser Holdings L.P. and HPS Partners Investment Holdings LLC.

The description above is only a summary of the material provisions of the Revolving Credit Facility and does not purport to be complete and is qualified in its entirety by reference to the provisions in such Revolving Credit Facility, a copy of which is attached hereto as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of Registration

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Ninth Amendment, dated as of May 16, 2025, by and among BCIC Merger Sub, LLC, the Subsidiary Guarantors party thereto, the Lenders party thereto and Citibank, N.A., as administrative agent*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*          Certain schedules and exhibits have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock TCP Capital Corp.

Date:	May 19, 2025	By:	/s/ Erik L. Cuellar
		Name:	Erik L. Cuellar
		Title	Chief Financial Officer